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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) January 18, 2001


                          Allied Waste Industries, Inc.
               (Exact name of registrant as specified in charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



                     0-19285                            88-0228636

                (Commission File Number)   (IRS Employer Identification No.)


         15880 N. Greenway-Hayden Loop, Suite 100
                    Scottsdale, Arizona                       85260
         (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number, including area code (480) 627-2700


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.       Other Events

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On January 18, 2001, Allied Waste  Industries, Inc.  ("Allied" or the "Company")
issued a press release announcing its intention to offer $500 million in senior secured notes due 2008. A copy of the press release is provided herein.
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Allied Contact: Michael Burnett
                  480-627-2785

                                                         FOR IMMEDIATE RELEASE
                                                         ---------------------


                     ALLIED WASTE INDUSTRIES, INC. ANNOUNCES
             INTENTION TO OFFER $500 MILLION IN SENIOR SECURED NOTES


SCOTTSDALE, AZ - January 18, 2001 - Allied Waste Industries, Inc. (NYSE: AW) today announced that Allied Waste North America, Inc. ("AWNA"), its direct, wholly-owned subsidiary, intends to offer, pursuant to Rule 144A under the Securities Act of 1933, $500 million in senior secured notes due 2008.

AWNA intends to use proceeds from the proposed sale of these notes to ratably repay portions of tranches A, B and C of the term loans under its senior secured credit facility.

The offer of these senior secured notes will be made only by means of an offering circular to qualified investors and has not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration under the Securities Act or an exemption from the registration requirements of the Securities Act.


Allied Waste Industries, Inc., a leading waste services company, provides collection, recycling and disposal services to residential, commercial and industrial customers in the United States. As of September 30, 2000, the Company operated 338 collection companies, 152 transfer stations, 164 active landfills and 75 recycling facilities in 40 states.




Safe Harbor for Forward-Looking Statements
Certain matters discussed in this press release are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such by the context of the statements, including words such as the Company "believes," "anticipates," "expects" or words of similar import. Similarly, statements that describe the Company's future plans, objectives or goals are forward-looking statements.

Such forward-looking statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Examples of such risks and uncertainties include, without limitation, the ability of Allied to continue its vertical integration business strategy in a successful manner; the ability of Allied to successfully pursue and continue a disciplined market development program, the ability of Allied to successfully integrate acquired operations, the ability of Allied to exit certain regional markets and certain non-strategic businesses, whether and when the recent transactions concluded or completed will be accretive to Allied's earnings, whether Allied will be successful in completing asset sales at a pace sufficient to achieve the Company's stated goal, the effects of commodity price fluctuations of materials processed by Allied and the effects of an economic downturn and its ability to price for economics.

Other factors which could materially affect such forward-looking statements can be found in the Company's periodic reports filed with the Securities and Exchange Commission, including risk factors detailed in Management's Discussion and Analysis in Allied's Form 10-K for the year ended December 31, 1999. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.



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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Allied Waste Industries, Inc., has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                             ALLIED WASTE INDUSTRIES, INC.


                               By:                 /s/THOMAS W. RYAN
                                    --------------------------------------------
                                                     Thomas W. Ryan
                                      Executive Vice President & Chief Financial
                                                        Officer



Date:  January 18, 2001


















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